[GRAPHIC OMITTED]
                                      LOGO
                           THE IRISH INVESTMENT FUND


                               [GRAPHIC OMITTED]
         Cover Photograph-- Poulnabrone Dolmen, The Burren, Co. Clare.


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2001

         COVER PHOTOGRAPH -- POULNABRONE DOLMEN, THE BURREN, CO. CLARE.
                    PROVIDED COURTESY OF IRISH TOURIST BOARD.

                                CHAIRMAN'S LETTER

Dear Stockholder,

     INTRODUCTION

     Immediately following this letter, you will find a message from John Forde of Bank of Ireland Asset Management, the Fund Manager. The Board feels that this will help to give you a clear understanding of the background to the amendments that were made to the Fund's investment strategy at the end of the last quarter. These, of course, reflect the significant changes that have taken place in Ireland's domestic economy in recent years.

     The Fund's web site is now up and running and can be accessed using the following site addresses: www.irishinvestmentfund.com or www.newirelandfund.com.

     I think you will find the new site interesting as it makes available a considerable amount of information on the Fund itself and also allows one to access a number of other Irish web sites.

     Over the coming weeks, the name of the Fund will be changed to THE NEW IRELAND FUND, INC. The next report you receive will use the new format.

PERFORMANCE

     The Fund's Net Asset Value declined by 15.1% in the quarter under review as weak returns from stocks and the strength of the US dollar, against the euro, negatively impacted the performance of the Fund. In the same period, the overall Irish equity market index (ISEQ) declined by 1.0% in Euro terms and 5.6% in dollar terms while the Davy High Technology Irish index declined by 46.0% in US dollars terms.

     The weak performance of technology and telecom stocks was a feature of both Irish and international stock markets in the quarter. Recognizing this, the Fund is balancing the strategic desire to deepen exposure to high-growth Irish companies with the current extreme volatility that faces investors in these sectors. In itself, while this current volatility is providing solid long-term buying opportunities, the stock-picking environment is challenging.

     Broadly speaking, Irish companies are well capitalized and well placed to weather the current difficult operating and capital market conditions but the near term outlook is likely to be extremely difficult.

     In the quarter under review, we have made a number of modest purchases in the technology arena and more significant purchases in healthcare, through Elan. It is worth highlighting that the changed capital market environment for these sectors is currently limiting the flow of new investment opportunities in unlisted Irish companies.

     Despite the above comments, we are still of the view that the technology, telecommunications and healthcare sectors are the emerging growth sectors of Ireland and will represent the future for the Irish equity investor.

     Because of the need to ensure that knowledge of the amended investment strategy was properly disseminated, the Fund's Share Repurchase Program was suspended throughout the last quarter. However, since the quarter end, it has been reinstated as the Board believes it to be beneficial to stockholders to repurchase shares in the market when the stock is trading at high discount levels.

ECONOMIC REVIEW

     After many years of extremely high rates of economic growth there are clear signs that Irish economic momentum is slowing to a more moderate pace of growth. The principal factors accounting for this are slowing international economic growth, a sharp downturn in the technology and telecommunications sectors and the foot and mouth disease crisis in the United Kingdom which brought the agricultural and tourist sectors, in Ireland, to a virtual standstill. While the F&M disease was a short-term phenomenon, the negative economic impact will be felt for the rest of the year.

     During the quarter the OECD published a report on Ireland which provided strong support for a solid medium term outlook for the economy. In particular, the report rejects some of the concerns over fiscal and public policy recently voiced by the European Commission. They expect economic growth in Ireland to slow gradually, commenting "The forces of growth are firmly embedded in the economy through favorable demographics, rising human capital formation and a high rate of technology-oriented investment." Broadly speaking, we concur with the tone of the report but feel that medium term sustainable growth in Ireland will be in the range of 4% to 6% rather than the 8% plus range implied by the OECD report.

CURRENT OUTLOOK

     As discussed above, the Irish economy is entering a phase of more moderate yet attractive growth. The international economic environment has also become more challenging but overall valuations of Irish companies remain attractive relative to international comparables.

     The Fund continues to implement its strategic decision of earlier this year in seeking to bias the Fund towards high-growth Irish companies drawn from the technology, telecommunications and healthcare industries. While recognizing that the current difficult operating conditions in these industries may slow the implementation of the transition, the Fund believes that its move towards these sectors is likely to provide the Fund's shareholders with good value over the longer term.

Sincerely,

[GRAPHIC OMITTED]
Peter Hooper Sig

Peter Hooper
Chairman of the Board

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A MESSAGE FROM OUR FUND  MANAGER                          [GRAPHIC OMITTED]
JOHN FORDE,  BANK OF IRELAND  ASSET                        John Forde Pic
MANAGEMENT,  ON THE REVISION OF THE
FUND'S INVESTMENT STRATEGY


INTRODUCTION

     As you will be aware, in March of this year, the Board of the Irish Investment Fund revised the investment strategy pursued by the Fund's investment advisor, Bank of Ireland Asset Management (US) Limited (BIAM), with a view to achieving greater exposure to some of the emerging opportunities in Ireland.

RATIONALE FOR CHANGE

     Going forward, the Fund will have a bias towards high-growth Irish companies drawn from the technology, telecommunications and healthcare sectors. The Board and the Fund Manager believe that such an investment strategy is consistent with the indigenous growth direction of the Irish economy and has the potential to deliver superior investment returns in the long term.

     The Board anticipates that this strategy is likely to attract new investors to the Fund. It is also hoped that this new direction will help to narrow the Fund's discount to NAV. It is important to highlight that the Fund will not exclusively invest in the aforementioned high growth sectors but will continue to invest in other Irish growth companies that can deliver long-term capital appreciation.

     The Board also decided that to better reflect this important change in investment strategy, the Fund will be renamed The New Ireland Fund, Inc.

AN ECONOMY TRANSFORMED

     As outlined in recent annual and quarterly reports to Fund shareholders, the Irish economy has enjoyed a sustained period of strong economic growth. Since the Fund was launched in 1990, Ireland has enjoyed an eleven-year period where economic growth, in GDP terms, has averaged 7.0% per annum. This is the highest rate of annual growth achieved in either the European Union or the OECD. The rate of unemployment over this period has declined from 16.3% to 3.6%. Irish GDP per capita began this period at 73% of the European Union average and in 2000 is estimated to be 111% of EU average. However, these impressive economic statistics do not truly capture the transformation in the industrial landscape of the economy over the past decade.

     Since the early 1970s industrial policy in Ireland has been focused on stimulating multinational investment and job creation. From the mid 1980s and through the 1990s this industrial strategy began to reap substantial rewards. The combination of pro-business government policy and a flexible well-educated young labour force has seen a large number of multinational corporations choose Ireland as their center of operations in Europe. The resultant employment growth, both direct and indirect, has been a key engine of economic growth over the past decade.

ROLE OF FOREIGN DIRECT INVESTMENT

     An important feature of this strong rate of foreign direct investment has been its bias towards the technology and pharmaceutical industries. It should also be highlighted that many US technology companies have chosen Ireland as their key European location. Today Intel, Microsoft and Dell are amongst the largest employers in the country having selected Ireland as their key European operations center more than ten years ago. The US Department of Commerce estimates that Ireland, in the years 1996, 1997, 1998, secured 18.0%, 33.2% and 39.2% of all US foreign direct investment in Europe in electronics. On average over these three years Ireland secured 10.9% of all US foreign direct investment in manufacturing. These statistics are particularly impressive when one considers that Ireland accounts for less than 2.0% of the European economy and its labor force. Of the top ten global software companies, seven have significant operations in Ireland. In healthcare, Ireland has had similar success with substantial investments by world-class companies such as Abbot, Pfizer, Medtronic, Johnson & Johnson and Novartis. Ireland is now recognised as a place where international companies prosper, with a deep and growing labor market in the skills required by knowledge based industries. These trends are clear in the structural shift in the type of goods that Ireland exports.

                          SHARE OF EXPORTS BY INDUSTRY

                                                  1990               1999
                                                 --------          --------
Chemicals & Pharmaceuticals                       13.3%              32.1%
Information Technology                            19.2%              27.2%
Food, Beverages & Tobacco                         25.8%               9.4%
Other                                             41.7%              31.3%

Source: Central Statistics Office, Goodbody Stockbrokers

BUOYANT SOFTWARE SECTOR

     In 1998, Ireland was the world's largest exporter of software. Given the presence of Microsoft in Ireland, it is hardly surprising that 87.6% of these exports were generated by foreign-owned companies. In tandem with the success of international companies, Ireland has a thriving indigenous software sector. According to the most recently available OECD data (1998), after adjusting for foreign-owned company exports, the dollar value of exports by Irish indigenous software companies places Ireland fifth behind the US, UK, Netherlands and Germany in global terms. Consider the following table:

                       IRISH INDIGENOUS SOFTWARE INDUSTRY

                                                  1990               1999
                                                 --------          --------
No. of Companies                                   291                690
Revenues ((pound)'m)                               291              1,006
Employment                                       3,801             11,100

Source: National Software Directorate, Enterprise Ireland
* Estimated

     There is little doubt that the success of many of the international technology companies, located in Ireland, has had positive spillover effects for domestic companies. Irish entrepreneurs and employees have embraced the "Silicon Valley" culture and this has spawned a number of international success stories as highlighted below.

FLEXIBLE WORKFORCE A POSITIVE FEATURE

     A young, flexible and technologically literate labor force has been at the heart of this transformation. In the 1980s Ireland exported tens of thousands of young well-educated workers because the country could not offer a future to its youth. Today both international and domestic companies are benefiting from the skills and experiences of returning immigrants. Looking to the future, Ireland has a young population with almost 40% of its citizens under the age of 25. This young and rapidly growing labor force contrasts with the more challenging demographic profile across most European countries.

     Overall the environment that exists in Ireland today is a fertile one for both international and domestic companies in the high technology, telecommunications and healthcare industries. In a recent strategy paper "Benchmarking the New Economy", Merrill Lynch ranked Ireland second in Euroland (behind Finland) for its relative strength and flexibility in the information age.

PRO BUSINESS GOVERNMENT POLICY

     As highlighted earlier, Irish industrial and fiscal policy has been a key ingredient in the transformation of the economy. Ireland's education system is consistently ranked highly in international surveys. University education is free to all citizens. A close co-operation between industry and third level academic institutions is a feature of Irish modern education policy. In many cases industry works in partnership with colleges in the establishment and content of courses.

     The Government has provided support and funding to a series of high technology projects including a $80m contract with Global Crossing to improve bandwidth communications and a joint-venture with the Massachusetts Institute of Technology to locate a major new research facility in Dublin. The research project called Media Lab Europe was the first center that MIT Media Lab established outside the US.

     These policies highlight the Government's commitment to Ireland becoming a centre of excellence in the information age. It is a stated aim of the Irish Government to establish Ireland as a global centre for e-Commerce. In terms of legislation, Ireland has been at the forefront of e-business legislation through passing the Electronic Commerce Act, 2000 which gave digital transactions and signatures legal recognition.


IRISH CAPITAL MARKETS

     When the Irish Investment Fund was launched in April 1990, there were little or no investment opportunities in the high-growth sectors of technology, telecommunications or healthcare. However, over the past five years we have seen a steady increase both in the listed and unlisted opportunities available to the Fund from these sectors. Indeed, the Fund has been active in these areas over this period and has realised substantial returns from what were modest initial investments.

     It is notable that many of these new Irish companies have been launched on international stock exchanges such as the NASDAQ and the Neuer Market and were not listed on the domestic Irish Stock Exchange. The following companies are examples of some of the exciting Irish opportunities currently available:

IONA TECHNOLOGIES

     Provides software that allows companies to integrate diverse software and business applications. The company had revenues of $153m in 2000 and employs more than 750 worldwide.

PARTHUS

     Leading provider of semiconductor designs for wireless devices. Over the past seven years, Parthus has grown into one of the world's largest independent intellectual property development organisations for the semiconductor industry.

SMARTFORCE

     Internet-based training company providing customised training solutions to global companies. The Irish Investment Fund initially invested in this company in a private equity fund-raising prior to the company's IPO in 1995.

DATALEX

     Software solutions provider to customers in the global travel industry. The company provides internet booking engines, systems that link to reservations systems and that allow travel companies to optimise client marketing information. The Fund invested in Datalex in a private equity fundraising in 2000 and recently increased its shareholding at the company's IPO.

ELAN

     Specialty pharmaceutical company. Elan's pharmaceutical division focuses on the discovery, development and commercialisation of products in the areas of acute care, pain management and neurological disorders. The group's drug delivery technologies are designed to aid and control the absorption and utilization of active pharmaceutical compounds.

GALEN

     Healthcare group focused on women's healthcare with new exciting drug delivery technology currently in approval phase. The company also provides out-sourcing services to large pharmaceutical companies.

     These success stories are even more impressive when one considers that these companies have succeeded without the benefit of a well-established domestic venture capital industry.

     However, this is now changing. Irish venture capital funds are expanding rapidly, albeit from a low base, with a clear bias toward investing in these high growth sectors. In 1999 the domestic venture capital industry raised

Irish(pound)200m. This is compared to Irish(pound)75m in 1998 and Irish(pound)15.8m in 1997. In 2000, while data is not available, it is likely that capital raised will exceed 1999 levels. In 1999 technology companies represented 59% of all companies financed by the Irish venture capital industry. While a number of leading international venture capital companies are active in the Irish market, we do not have data available for the amount of capital invested by them in Irish companies.

     The Irish Investment Fund has invested in a number of unlisted Irish high-growth companies over the past couple of years and the Board anticipates that this participation will deepen as opportunities emerge. It should be noted that the Manager seeks to focus the Fund's unlisted investment on later-stage or pre-IPO companies.

CONCLUSION

(BULLET) The Irish Investment Fund and its shareholders have enjoyed a decade of strong Irish economic growth.

(BULLET) The Ireland we invest in today bears little relationship to the economy that existed when the Fund was launched more than ten years ago.

(BULLET) There is a new Ireland and a new breed of Irish entrepreneurs that seek to prosper in high growth industries. We believe the investment strategy of the Fund must move in tandem with the indigenous direction of the economy.

     It should be noted that an investment strategy where the majority of Fund assets are invested in high-growth companies, many of whom are relatively immature in comparison to the Fund's traditional investments, is likely to result in greater volatility of investment return. However, we believe it is also likely to produce a stronger performance over the longer term. It should be noted that the Fund will not exclusively invest in these high growth sectors and will continue to invest in many other exciting Irish growth companies that can deliver long-term capital appreciation.

     The recent period of volatility in global stockmarkets, particularly in the technology sector, presents challenges in implementing this strategy. The Fund is adopting a phased approach in seeking to deepen its exposure to these types of companies with a clear focus on protecting and enhancing the net asset value of the Fund. However, we also believe that the aforementioned volatility is producing more rational and attractive valuations for many stocks and fundamentally attractive opportunities for long-term investors.



John Forde
Senior Equity Manager, Bank of Ireland Asset Management (U.S.) Limited
June 2001

THE IRISH INVESTMENT FUND, INC.

STATEMENT OF NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------


APRIL 30, 2001                                        SHARES      VALUE (NOTE A)
--------------------------------------------------------------------------------


IRISH COMMON STOCKS (93.52%)
COMPUTER SOFTWARE AND SERVICES (12.98%)
   Datalex Corporation*                               157,500   U.S. $  335,475
   Datalex Corporation-ADR*
     (One ADR Represents Two Ordinary Shares)         345,000         1,483,500
   IONA Technologies-ADR*                             154,300         6,634,900
   Spectel Group Limited(DAGGER)                    1,520,248         2,166,153
   Trintech Group-ADR*                                110,000           239,900
                                                                    -----------
                                                                     10,859,928
                                                                    -----------
CONSTRUCTION AND BUILDING MATERIALS (16.06%)
   Abbey                                              348,600         1,112,585
   CRH                                                570,577         9,600,939
   Kingspan                                           800,000         2,723,482
                                                                    -----------
                                                                     13,437,006
                                                                    -----------
CONSUMER GOODS (8.56%)
   DCC                                                250,000         2,238,539
   ICON-ADR*                                           85,000         1,960,950
   United Drug                                        287,500         2,956,644
                                                                    -----------
                                                                      7,156,133
                                                                    -----------
FINANCIAL (12.77%)
   Allied Irish Banks                                 877,688         9,648,617
   FBD Holdings                                       260,000         1,037,263
                                                                    -----------
                                                                     10,685,880
                                                                    -----------
FOOD AND BEVERAGES (12.34%)
   Fyffes                                           1,635,000         1,449,509
   Greencore                                          452,568         1,039,170
   Kerry Group, Series A                              705,000         7,837,723
                                                                    -----------
                                                                     10,326,402
                                                                    -----------
HOTELS AND RESORTS (4.35%)
   Jury's Doyle Hotel Group                           431,792         3,636,649
                                                                    -----------
PAPER AND PAPER PRODUCTS (3.20%)
   Smurfit Group                                    1,435,840         2,673,182
                                                                    -----------
PHARMACEUTICALS (6.73%)
   Elan Corp. PLC-ADR*                                112,250         5,629,338
                                                                    -----------

THE IRISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------


APRIL 30, 2001                                        SHARES      VALUE (NOTE A)
--------------------------------------------------------------------------------


IRISH COMMON STOCKS (CONTINUED)
PUBLISHING AND PRINTING (1.55%)
   Independent News & Media                           578,142   U.S.$ 1,296,756
                                                                    -----------
TECHNOLOGY (1.18%)
   Horizon Technology*                                264,817           986,049
                                                                     -----------
TELECOMMUNICATIONS (9.73%)
   Conduit PLC - Registered S GDR                     125,000           997,369
   Eircom                                           2,150,000         5,084,475
   Parthus Technologies*                            1,325,000         2,056,983
   Twelve Horses Ltd.(DAGGER)                         625,000                 0
                                                                     -----------
                                                                      8,138,827
                                                                     -----------
TRANSPORTATION (4.07%)
   Ryanair Holdings*                                  325,000         3,405,682
                                                                     -----------

TOTAL IRISH COMMON STOCKS
   (Cost $63,400,540)                                                78,231,832
                                                                     -----------

UNITED KINGDOM COMMON STOCKS (3.25%)
PHARMACEUTICALS (2.33%)
   Galen Holdings                                     150,000         1,947,704
                                                                     -----------
TECHNOLOGY (0.92%)
   Baltimore Technology PLC                           660,000           767,277
                                                                     -----------

TOTAL UNITED KINGDOM COMMON STOCKS
   (Cost $4,567,996)                                                  2,714,981
                                                                     -----------

TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY
   ON DEPOSIT (Cost $67,968,536)                                U.S.$80,946,813
                                                                    -----------

                                                      FACE
FOREIGN CURRENCY ON DEPOSIT (1.96%)                   VALUE
                                                      -----
   (Interest Bearing)
   British Pounds Sterling                      (pound) 2,436   U.S. $    3,485
   Euro                                       (euro)1,850,278         1,640,364
                                                                     -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $1,659,800)**                                                1,643,849


TOTAL INVESTMENTS - (98.73%)
   (Cost $69,628,336)                                                82,590,662
                                                                    -----------

THE IRISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------


APRIL 30, 2001                                                   VALUE (NOTE A)
--------------------------------------------------------------------------------


OTHER ASSETS AND LIABILITIES (1.27%)
   Cash                                                        U.S.$    307,258
   Investment Advisory Fee Payable (Note B)                             (49,526)
   Consulting Fee Payable (Note B)                                      (11,403)
   Administration Fee Payable (Note B)                                  (16,323)
   Other Assets                                                         836,100
                                                                    -----------
                                                                      1,066,106

NET ASSETS (100.00%)                                           U.S. $83,656,768
                                                                    ===========
   Applicable to 5,306,917 outstanding
     U.S. $.01 par value shares
     (authorized 20,000,000 shares)

NET ASSET VALUE PER SHARE
   (U.S. $83,656,768 (DIVIDE) 5,306,917)                       U.S. $     15.76
                                                                    ===========

AT APRIL 30, 2001 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
   Authorized 20,000,000 Shares;
   Issued and Outstanding 5,306,917 Shares                     U.S. $    53,069
   Additional Paid-in Capital                                        57,684,981
   Undistributed net investment income                                   66,456
   Accumulated Net Realized Gain                                     12,912,758
   Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                           12,939,504
                                                                    -----------
TOTAL NET ASSETS                                               U.S. $83,656,768
                                                                    ===========

--------------------------------------------------------------------------------

      *  Non-income producing security.

     **  Foreign currency held on deposit at the Bank of Ireland.

(DAGGER) Not readily marketable.

ADR -    American Depository Receipt traded in U.S. dollars
GDR -    Global Depository Receipt traded in U.S. dollars

THE IRISH INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                      FOR THE SIX MONTHS ENDED
                                                     APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (Net of Withholding Taxes of U.S. $336)         U.S.  $    779,713
   Interest                                                               3,365
                                                                   ------------
TOTAL INVESTMENT INCOME                                                 783,078
                                                                   ------------

EXPENSES
   Investment Advisory Fee (Note B)          U.S.$    329,000
   Administration Fee (Note B)                         91,740
   Consulting Fee (Note B)                             81,821
   Directors' Fees and Expenses (Note C)               69,425
   Miscellaneous Fee                                   33,894
   Custodian Fees (Note B)                             24,113
   Legal and Audit Fees                                32,729
   Printing Fee                                        20,730
   Other                                               33,170
                                                 ------------

TOTAL EXPENSES                                                          716,622
                                                                   ------------
NET INVESTMENT INCOME                                                    66,456
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS (NOTE D)
 Realized Gain on:
    Securities Transactions                        12,657,294
    Foreign Currency Transactions                     317,857
                                                 ------------
  Net Realized Gain on Investments
    During the Period                                                12,975,151
                                                                   ------------
   Net Change in Unrealized Appreciation of:
    Securities                                    (19,221,119)
    Foreign Currency and Net Other Assets             (69,567)
                                                 ------------
  Net Unrealized Depreciation of Investments
    During the Period                                               (19,290,686)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                      (6,315,535)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                           U.S.  $ (6,249,079)
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE IRISH INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              SIX MONTHS ENDED
                                                APRIL 30, 2001     YEAR ENDED
                                                 (UNAUDITED)   OCTOBER 31, 2000
--------------------------------------------------------------------------------

Net Investment Income                       U.S.$     66,456   U.S.$    695,441
Net Realized Gain on Investments                  12,975,151         11,841,158
Net Unrealized Appreciation
   of Investments                                (19,290,686)        (3,797,928)
                                                ------------       ------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                      (6,249,079)         8,738,671

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                  --           (633,156)
   Net Realized Gains                            (12,594,303)        (8,037,423)
                                                ------------       ------------
Net Increase/(Decrease) in Net Assets            (18,843,382)            68,092
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS:
   Cost of 5,600 and 268,700 Shares
     Repurchased, respectively (Note F)              (85,662)        (3,908,180)
   Market value of shares issued to shareholders
     in reinvestment of capital gains (Note E)     7,510,342                 --
                                                ------------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                    7,424,680         (3,908,180)
                                                ------------       ------------

NET ASSETS
   Beginning of Period                            95,075,470         98,915,558
                                                ------------       ------------
   End of Period (Including Undistributed
     Net Investment Income of $66,456
     and $0, respectively)                  U.S.$ 83,656,768   U.S.$ 95,075,470
                                                ============       ============

THE IRISH INVESTMENT FUND, INC.


FINANCIAL HIGHLIGHTS  (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                            SIX MONTHS ENDED                             YEAR ENDED OCTOBER 31,
                             APRIL 30, 2001    -------------------------------------------------------------------
                              (UNAUDITED)        2000       1999      1998(DAGGER)    1997(DAGGER)      1996
------------------------------------------------------------------------------------------------------------------

Operating Performance:
Net Asset Value,
  Beginning of Period         U.S.$ 20.06   U.S.$ 19.75  U.S.$ 21.36   U.S.$ 19.99     U.S.$ 16.90   U.S.$ 13.61
                                  -------       -------      -------       -------         -------       -------
Net Investment Income                0.01          0.15         0.13          0.07            0.14          0.14
Net Realized and Unrealized
  Gain/(Loss) on Investments        (1.13)         1.59        (0.60)         2.07            3.53          3.42
                                  -------       -------      -------       -------         -------       -------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations             (1.12)         1.74        (0.47)         2.14            3.67          3.56
                                  -------       -------      -------       -------         -------       -------
Distributions to Shareholders
  from:
  Net Investment Income                --         (0.13)          --         (0.07)          (0.22)        (0.14)
  Net Realized Gains                (2.66)        (1.60)       (1.14)        (0.70)          (0.36)        (0.13)
                                  -------       -------      -------       -------         -------       -------
Total from Distributions            (2.66)        (1.73)       (1.14)        (0.77)          (0.58)        (0.27)
                                  -------       -------      -------       -------         -------       -------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share
  Transactions                      (0.52)++       0.30           --            --              --            --
                                  -------       -------      -------       -------         -------       -------
Net Asset Value,
  End of Period               U.S.$ 15.76   U.S.$ 20.06  U.S.$ 19.75   U.S.$ 21.36     U.S.$ 19.99   U.S.$ 16.90
                                  =======       =======      =======       =======         =======       =======
Share Price, End of Period    U.S.$ 12.55   U.S.$ 15.19  U.S.$ 16.38   U.S.$ 17.88     U.S.$ 15.75   U.S.$ 14.00
                                  =======       =======      =======       =======         =======       =======
Total Investment Return(a)         (9.52%)       13.27%       (2.79%)       11.68%          23.04%        26.84%
                                  =======       =======      =======       =======         =======       =======
Total Investment Return(b)         (0.62%)        3.43%       (3.30%)       18.42%          17.03%        27.12%
                                  =======       =======      =======       =======         =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net Assets,
  End of Period (000's)       U.S.$83,657   U.S.$95,075  U.S.$98,916  U.S.$107,005    U.S.$100,121   U.S.$84,633
Ratio of Net Investment
  Income to Average
  Net Assets                        0.15%#        0.70%        0.53%         0.33%           0.78%         0.95%
Ratio of Operating Expenses
  to Average Net Assets             1.63%#        1.42%        1.33%         1.37%           1.54%         1.63%
Portfolio Turnover Rate               23%           34%          13%            9%             11%           12%



(a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(DAGGER)Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the year since the use of the undistributed income method did not accord with results of operations.

(DAGGER)(DAGGER) Amount represents $0.01 per share impact for shares repurchased by the fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.

#       Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE IRISH INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


     The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At April 30, 2001 the Fund held 2.6% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $2,643,379 and fair value of $2,166,153. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid

THE IRISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------

price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2001.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     OTHER: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPAAudit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have significant effect on the financial statements.

     B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million

     The Fund has entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (SBAM). Under this agreement, SBAM evaluates trends in the closed-end fund marketplace, and provides Fund management with future Fund development options and comparative fund analysis. In addition, SBAM

THE IRISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------

provides investor services to existing and potential shareholders. The Fund pays SBAM an annual fee of $165,000 payable monthly.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee of $185,000 payable monthly.

     The Fund has entered into an agreement with The Chase Manhattan Bank to serve as custodian of the Fund's assets held outside of Ireland. During the six months ended, April 30 2001, the Fund paid The Chase Manhattan Bank U.S. $3,569. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the six months ended, April 30 2001, the Fund paid U.S. $20,544 in custodian fees to Bank of Ireland.

     For the six months ended, April 30 2001, the Fund incurred total brokerage commissions of U.S. $67,164, of which U.S. $8,163 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C.   DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional U.S. $13,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases  and proceeds  from sales of  securities  for the six
months  ended,  April  30  2001,   excluding  U.S.   government  and  short-term
investments, aggregated U.S. $20,331,770 and U.S. $24,086,000, respectively.

     At April 30, 2001, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $25,156,558, and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $12,178,281. Also on this date, the tax cost of securities for Federal Income tax purposes is $67,968,536.

E.   COMMON STOCK:

     For the six months ended April 30, 2001, the Fund issued 572,217 shares as Capital Gain Stock Distribution with a market value of $7,510,342.

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On April 30, 2001 Bank of Ireland held 9,000 shares representing 0.17% of the Fund's total issued shares.

F.   SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

THE IRISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------

     For the six months ended April 30, 2001, the Fund repurchased 5,600 (0.1% of the shares outstanding at inception of the repurchase program) of its shares for a total cost of $85,662, at a weighted average discount of 26.32% of net asset value.

     For the fiscal year ended October 31, 2000, the Fund repurchased 268,700 (5.4% of the shares outstanding at inception of the repurchase program) of its shares for a total cost of $3,908,180, at a weighted average discount of 26.38% of net asset value.

G.   MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H.   LETTER OF CREDIT:

     As required by its insurance policy, the Fund participates in a letter of credit that allows borrowing up to $41,000. For the six months ended, April 30 2001, the Fund did not borrow against the letter of credit.

I.   FUNDS PRIVACY POLICY:

     The Irish Investment Fund, Inc. appreciates the privacy concerns and expectations of its registered stockholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered stockholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

(BULLET) Directly from the registered stockholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

(BULLET) From the registered stockholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered stockholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's stockholders. The Fund maintains physical, electronic, and procedural safeguards to protect the stockholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered stockholders. If you own shares of the fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                                   (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                             (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

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

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

--------------------------------------------------------------------------------
                         THE IRISH INVESTMENT FUND, INC.
                             DIRECTORS AND OFFICERS

                     PETER J. HOOPER       - CHAIRMAN OF THE BOARD
                     JAMES J. BOYLE        - DIRECTOR
                     WILLIAM P. CLARK      - DIRECTOR
                     DENIS CURRAN          - DIRECTOR
                     DENIS P. KELLEHER     - DIRECTOR
                     JAMES M. WALTON       - DIRECTOR
                     RICHARD H. ROSE       - PRESIDENT AND TREASURER
                     LINDA J. HOARD        - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.s.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                     Salomon Brothers Asset Management Inc.
                            Seven World Trade Center
                            New York, New York 10048

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18Th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           Pricewaterhousecoopers Llp
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                           Philadelphia, Pa 19103-7042

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                         The Irish Investment Fund, Inc.
                                  C/0 Pfpc Inc.
                               101 Federal Street
                                    6Th Floor
                           Boston, Massachusetts 02110
                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-Go-to-irl (1-800-468-6475)
                                WEBSITE ADDRESS:
                           Www.irishinvestmentfund.com

--------------------------------------------------------------------------------
IR-AR10/00